CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS                        NOVEMBER 14, 1997
===============================================================

Dear Shareholder:

Global   equity  investors experienced a roller coaster ride  in
the third quarter of 1997: markets enjoyed strong gains in July, fell sharply in August, and recovered with a flourish in September. Clemente Global Growth Fund (CLM) went along for the ride, and, with the help of a few adjustments, came through the turbulence in generally fine shape. Quarterly gains of 7.41% for CLM and 2.76% for the FT World Index increased the year-to-date gains, through three quarters, to 27.72% for the Fund and 17.17% for the FT World Index. The price of CLM on the New York Stock Exchange was $10.50 on September 30, 1997, up from $10.06 on June 30, 1997, an appreciation of 4.37% in the quarter, while the discount expanded slightly from 16.22% to 18.60%.

A VOLATILE QUARTER USHERS IN A RISKIER ENVIRONMENT

The quarter began on a promising note. Buoyed by a pick-up in world growth, and by still subdued inflation, equity markets in the FT World Index rose 4.53% in July and made possible a 6.83% increase in the NAV of CLM. But the world had become a more dangerous place on July 2, as Thailand's currency plunged, and equity markets could not overlook for long the turmoil enveloping Southeast Asia, or the deterioration in the interest rate outlook for Germany and the US. Down came both the FT World Index (- 6.90%) and CLM (-6.47%) during August. A very nervous optimism returned in September and made possible a rebound in global equity markets. The FT World Index rose 5.6% in US dollars, while the CLM portfolio was up 7.5%.

A high degree of volatility characterized equity markets everywhere, but the weakest performers were found, not surprisingly, in Southeast Asian markets plagued by currency crises and capital flight. European markets, supported by economic recovery and company restructuring, turned in the strongest performances. North American shares matched the average gains of Europe, with Canadian stocks buoyed by a benign economic environment, and US blue chips getting an assist from smaller cap stocks. Latin America produced a modest advance, with considerable variation from market to market.

PORTFOLIO STRATEGY AND RESPONSE TO THIRD QUARTER EVENTS

There was little change in trategy from the second quarter. Equity markets continued to be supported by non-inflationary growth, but uncertainties and risks were expected to rise, and our strategy involved: overweight Europe, but expect some turbulence as interest rate hikes could follow economic recovery and the march toward EMU; underweight the US, and anticipate the volatility that will accompany speculation about Federal Reserve intentions or occasional disappointments in corporate earnings; underweight Japan, and stick largely to blue-chip exporters who represent the only signs of life in the moribund economy; stay away from Southeast Asia and its financial market/currency worries; continue to overweight a recovering and restructuring Latin America.

With the fear that stronger than expected growth in the US might trigger earlier than expected Federal Reserve tightening, we kept an underweight position of about 30% to 32% in US equities, with emphasis on companies judged capable of delivering steady growth of earnings. Fitting this description were two additions made during the quarter, namely, DRESSER INDUSTRIES, an energy sector play, and PEPSICO, a consumer non-durable stock. We lightened our Japanese holdings of companies that depended on strong Asia/Pacific growth, such as the trading company ITOCHU, or on an early domestic recovery, as in the case of KAWASAKI HEAVY INDUSTRIES.

CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS                        NOVEMBER 14, 1997
===============================================================

Positive surprises in European growth encouraged investment in cyclicals, in addition to the on-going corporate restructuring stories. Overweighting was maintained for the region, with focus on Scandinavia, Germany, Holland, and growing interest in Italy and Spain. A construction company, OCP CONSTRUCCIONES was added in Spain, where the economy was growing faster than the European average, and in Switzerland we purchased ZURICH VERSICHER, an important player in the very dynamic European insurance sector. Telecoms remain an important European theme, and this is reflected in the purchases of a telecom carrier, TELECOM ITALIA, and a telecom manufacturer, NOKIA of Finland. Another theme, corporate restructuring and capital spending, led to the purchase of SIEBE , a UK producer of industrial and electronic equipment. Latin America, on the brink of sustainable growth, remained the emerging market region of choice, with Mexico challenging Brazil as the favorite market.

LOOKING AHEAD AT A RAPIDLY CHANGING GLOBAL ENVIRONMENT

A more defensive stance will be needed over the coming quarters. The Asian currency crisis will not plunge the world into recession, although Asian economies will be hard hit, and, with the risk of escalating inflation abating, dramatic rises in interest rates are not likely. Still, it would be wrong to treat this merely as an Asian crisis, and the contagion observed thus far in the fourth quarter of 1997 vividly demonstrates the folly of that position.

The banking and currency crises of Southeast Asia have produced policy tightening, deteriorating growth prospects, and a need for pervasive and dramatic structural reforms. The immediate investment implications are clear: avoid direct contact with the affected Southeast Asia countries, and recognize that, while some exciting new opportunities are being sown during the present turmoil, the road back is likely to be both long and difficult. Making matters worse is the spread of the contagion to Northeast Asia, and in particular to Hong Kong, where the peg to the US dollar is being tested, and South Korea, where a banking crisis is gathering steam. Again, direct contact will be avoided, but this is not enough, for Asia/Pacific woes have implications of varying degrees of seriousness for almost the whole world. Let us briefly examine the implications for our investment strategy.

- Our  Japanese  exposure  must  be reassessed and  very  likely
  reduced,  especially  a  strategy  that focuses    on blue-chip
  exporters  and  recovering  bank/property  companies.   Fragile
  Japanese banks will be further undermined by loans to the region, and the weakened economies of Asia/Pacific will not be able to absorb their normal 44% share of Japan's exports.

- Almost   all  emerging  markets  will  come  under   intense
  scrutiny, especially if they are dependent on capital inflows and have relatively fixed exchange rates. High on the list are Eastern Europe, which we have avoided, and Latin America, where we will have to reduce our exposure.

- Europe will feel the heat, especially if Asian contagion causes a Japanese recession and a dramatic slowing of US growth. But there will be winners in a region that will benefit from a sustained economic recovery, corporate restructuring, and continued monetary convergence.

- The  United  States will be another relative  out-performer.
  It is not immune, of course, to weaker export markets abroad, or to the possibility that beleaguered public and private financial institutions in Asia will sell US Treasuries in order to satisfy a powerful need for cash. But the US economy is vibrant,

CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS                        NOVEMBER 14, 1997
===============================================================

  inflation is under control, the fiscal deficit hovers around zero, and the Federal Reserve has put tightening on hold in the face of global capital market uncertainty.



   In summary, the most prudent response is to assume a protracted period of adjustment, with deflationary forces, volatile equity markets, and currency crises. In this world of tightened economic policies, far-reaching structural change, excess capacity, and intense global competition, success will continue to depend on thorough stock analysis, and on the careful selection of companies capable of producing highly visible and sustainable earnings growth. Looking further out, we see some exciting prospects: world-class companies selling at valuations not seen in many years. But we must be patient just now, and wait for their time to come.





   /s/ E. Matthew Brown          /s/ Thomas Prapas
   E. Matthew Brown              Thomas Prapas
   Portfolio Manager (US)        Portfolio Manager (International)

Clemente Global Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS (UNAUDITED)                         SEPTEMBER 30, 1997
===============================================================================

                                                                     SHARES/PRINCIPAL
                                                                           AMOUNT        VALUE
																	       ------        -----
COMMON STOCK - 99.5%
BRAZIL - 6.3%
     Companhia Energetica De Minas
       Gerais ADR                            Utilities.................     17,000   $   938,984
     Telecomunicacoes Brasileiras S.A. ADR   Telecommunications........     22,500     2,896,875
     Uniao De Bancos Brasileiras S.A. GDR    Banking...................     25,000       915,625
                                                                                     -----------
                                                                                       4,751,484
                                                                                     -----------
CANADA - 5.3%
     Newbridge Networks Corp. *               Telecommunication Equipment   38,800     2,323,150
     Power Corporation of Canada              Holding Company...........    55,700     1,706,253
                                                                                     -----------
                                                                                       4,029,403
                                                                                     -----------
FINLAND - 1.6%
     Nokia Corp. ADR                          Telecommunication Equipment   13,000     1,219,563
                                                                                     -----------

GERMANY - 8.0%
     Bayerische Vereinsbank AG                Banking...................    37,000     2,147,592
     Porsche AG - Preferred Shares            Autos.....................       990     1,718,847
     SAP AG                                   Computer Services.........     8,600     2,206,933
                                                                                     -----------
                                                                                       6,073,372
                                                                                     -----------
HONG KONG - 2.9%
     Cheung Kong Infrastructure Holdings,
      Ltd.+                                   Construction.............    380,000     1,134,211
     China Merchants Holdings International
	  Co., Ltd.                               Holding Company..........    452,000     1,045,418
                                                                                     -----------
                                                                                       2,179,629
                                                                                     -----------
INDIA - 1.2%
     Videsh Sanchar Nigam Ltd.                Telecommunications.......    53,000        889,870
                                                                                     -----------

IRELAND - 2.5%
     Bank of Ireland                          Banking..................   149,730      1,871,903
                                                                                     -----------

ITALY - 1.4%
     Telecom Italia SpA                       Telecom Services.........   163,000      1,081,375
                                                             						 -----------

JAPAN - 14.1%
     Bank of Tokyo-Mitsubishi                 Banking..................    84,000      1,590,845
     Canon, Inc.                              Electrical Equipment.....    75,000      2,180,001
     Honda Motor Co.                          Autos....................    50,000      1,733,296
     Mitsubishi Estate Co., Ltd.              Real Estate..............    44,000        637,655

Clemente Global Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED             SEPTEMBER 30, 1997
===============================================================================

                                                                    SHARES/PRINCIPAL
                                                                           AMOUNT        VALUE
																	       ------        -----

     Seven-Eleven Japan Co., Ltd.             Retail..................     16,000    $ 1,193,628
     Takeda Chemicals Industries              Pharmaceuticals.........     42,000      1,251,926
     TDK Corp.                                Electronics.............     24,000      2,134,301
                                                                                     -----------
                                                                                      10,721,652
                                                                                     -----------
MEXICO - 5.4%
     Apasco S.A.                              Building Materials......    133,000      1,009,082
     Corporacion Interamericana de
      Entretenimiento S.A.                    Leisure Products........    277,800      1,667,701
     Kimberly-Clark De Mexico  S.A.           Paper & Related Products    270,000      1,401,885
                                                                                     -----------
                                                                                       4,078,668
                                                                                     -----------
NETHERLANDS - 4.0%
     Baan Co., N.V.*                          Computer Services........    21,500      1,546,181
     Oce-Van Der Grinten N.V.                 Electrical Equipment.....    12,099      1,527,382
                                                                                     -----------
                                                                                       3,073,563
                                                                                     -----------
NORWAY - 1.6%
     Smedvig ASA (A Shares)                   Oil Integrated...........    41,300     .1,245,659
                                                                                     -----------

PERU - 1.3%
     CPT Telefonica del Peru S.A. (B Shares)  Telecommunications.......   410,000        958,875
                                                                                     -----------

SPAIN - 3.6%
     OCP Construcciones S.A.                  Building/Heavy Construction  12,000      1,151,059
     Vallehermoso S.A.                        Real Estate..............    59,000      1,621,750
                                                                                     -----------
                                                                                       2,772,809
                                                                                     -----------
SWEDEN - 1.5%
     Trygg-Hansa AB (B Shares)                Insurance................    47,000      1,175,216
                                                                                     -----------

SWITZERLAND - 3.0%
     Alusuisse-Lonza Holding AG               Multi-Industry...........     1,200      1,173,483
     Zurich Versicherungsgesellschaft         Insurance................     2,500      1,085,987
	                                                                                 -----------
                                                                                       2,259,470
                                                                                     -----------
UNITED KINGDOM - 2.6%
     BAA plc                                  Business/Public Services.   92,954         902,386
     Siebe plc                                Machinery Manufacturer...   54,000       1,086,798
                                                                                     -----------
                                                                                       1,989,184
                                                                                     -----------
UNITED STATES - 31.6%
     Air Products and Chemicals, Inc.         Chemicals...............    16,500       1,368,469
     Airtouch Communications, Inc. *          Telecommunications......    50,000       1,771,875


Clemente Global Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED             SEPTEMBER 30, 1997
===============================================================================

                                                                    SHARES/PRINCIPAL
                                                                           AMOUNT        VALUE
																	       ------        -----

     Baxter International, Inc.               Medical Products........    27,000    $  1,410,750
     Cisco Systems, Inc.                      Computer Software.......    22,000       1,607,375
     Dresser Industries, Inc.                 Oil Field Machinery &
                                                Equipment.............    27,000       1,161,000
     Fluor Corp.                              Construction............    22,500       1,206,563
     Harris Corp.                             Office Automation &
                                                Equipment.............    32,800       1,500,600
     Health Management Assoc., Inc.*          Healthcare..............    50,000       1,581,250
     Home Depot, Inc.                         Retail - Building Products  31,500       1,641,937
     Illinois Tool Works, Inc.                Diversified.............    27,600       1,380,000
     Intel Corp.                              Semiconductors..........    23,000       2,123,188
     Pepsico, Inc.                            Beverages...............    18,500         750,406
     Sungard Data Systems, Inc.*              Computer Services.......    60,000       1,455,000
     Suntrust Banks, Inc.                     Banking.................    34,000       2,309,876
     Worldcom, Inc.*                          Telecommunications......    78,400       2,773,400
                                                                                     -----------
                                                                                      24,041,689
                                                                                     -----------
VENEZUELA - 1.6%
     Compania Anonima Telefonos De
      Venezuela ADR                           Telecommunications......    27,000       1,235,250
                                                                                     -----------

     Total Common Stock (Cost $53,295,895)......................................      75,648,634
                                                                                     -----------

TIME DEPOSITS - 2.1%
     First National Bank Chicago 5.50%, 10/01/97 (Cost $1,570,000)....$1,570,000       1,570,000
                                                                                     -----------


TOTAL INVESTMENTS (COST $54,865,895)** - 101.6%                                      $77,218,634
                                                                                     -----------

OTHER ASSETS AND LIABILITIES, NET - (1.6)%......................................      (1,185,720)
                                                                                     -----------

NET ASSETS - 100.0%.............................................................     $76,032,914
                                                                                     -----------

NET ASSET VALUE PER SHARE.......................................................          $12.90
                                                                                     ===========
<FOOTNOTE>
+   Security restricted as to resale to institutional investors under Rule 144A of the Securities Act.
ADR American Depository Receipts
GDR Global Depository Receipts
*   Non-Income Producing Security
**  Summary of Total Investments:

                                     COST          VALUE
								  -----------   -----------
		Common Stock............  $53,295,895	$75,648,634
		Short-Term Instruments..    1,570,000     1,570,000
		                          -----------   -----------
		Total Investments.......  $54,865,895   $77,218,634
		                          ===========   ===========
</FOOTNOTE>

DIRECTORS AND OFFICERS -
     LILIA C. CLEMENTE, CHAIRMAN AND DIRECTOR
     LEOPOLDO M. CLEMENTE, JR., PRESIDENT AND DIRECTOR
     ADRIAN C. CASSIDY, DIRECTOR
	 ROBERT J. CHRISTIAN, DIRECTOR
     THOMAS H. LENAGH, DIRECTOR
+    SAM NAKAGAMA, DIRECTOR
+    ROBERT B. OXNAM, DIRECTOR
+    G. PETER SCHIEFERDECKER, DIRECTOR
     BARON J.G.A. SIRTEMA VAN GROVESTINS, DIRECTOR
     WILLIAM H. BOHNETT, SECRETARY
     THOMAS J. PRAPAS, TREASURER
     MARIA DISTEFANO, ASSISTANT SECRETARY


----------------

+    Members of Audit Committee

-------------------------------------------------------


EXECUTIVE OFFICES -
 152 W. 57th Street, New York, NY 10019
 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
 For shareholder inquiries, please call
 1-800-937-5449)

INVESTMENT ADVISERS -
 Clemente Capital, Inc.
 Wilmington Trust Company

ADMINISTRATOR -
 Rodney Square Management Corporation

TRANSFER AGENT AND REGISTRAR -
 American Stock Transfer & Trust Company

CUSTODIAN -
 Brown Brothers Harriman & Co.

LEGAL COUNSEL -
 Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS -
 Price Waterhouse LLP

[Outside Cover -- divided into two sections]
[Left Section]

                 SUMMARY OF GENERAL INFORMATION
                 ==============================


THE FUND
Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall
Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN
Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

---------------------------------------------------------------------------
THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF CLEMENTE GLOBAL GROWTH FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR
            ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME
     TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.
---------------------------------------------------------------------------

[Right Section]


[GRAPHIC] Clemente Logo


CLEMENTE GLOBAL
GROWTH FUND, INC.



QUARTERLY REPORT
==================
SEPTEMBER 30, 1997